Exhibit 10.1
MUFG Bank, Ltd., as Agent and a Financial Institution
1221 Avenue of the Americas
New York, NY 10020
Attention: Rudy Liu
PNC Bank, National Association, as the LC Bank and as a Financial Institution
The Tower at PNC Plaza
300 Fifth Avenue, 11th Floor
Pittsburgh, PA 15222
Attention: Brian Stanley
The Bank of Nova Scotia, as a Financial Institution
250 Vesey Street, 24th Floor
New York, NY 10281
Attention: Gig Morris
Wells Fargo Bank, N.A., as a Managing Agent
1100 Abernathy Road NE – 16th Floor
Suite 1600
Atlanta, GA 30328-5657
Attention: Bria Brown
Bank of America, National Association, as a Financial Institution
13510 Ballantyne Corporate Place
Charlotte, NC 28277
Attention: Chris Haynes and Ross Glynn

October 23, 2023
Re: Consent to Amendment to Performance Guaranty
Ladies and Gentlemen:
Reference is hereby made to (i) the Performance Guaranty, dated as of September 1, 2023 (the “CH 23 Guaranty”) executed by Cardinal Health, Inc., an Ohio corporation (the “Performance Guarantor”) in favor of Cardinal Health 23 Funding, LLC, a Nevada limited liability company and (ii) the Seventh Amended and Restated Performance Guaranty, dated as of November 14, 2016 (the “CH Funding Guaranty,” together with the CH 23 Guaranty, the “Guaranties,” and each, a “Guaranty”) executed by the Performance Guarantor in favor of Cardinal Health Funding, LLC, a Nevada limited liability company. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Guaranties.
Section 7 of each Guaranty requires that the Performance Guarantor comply at all times with Section 6.12 of the Credit Agreement, without giving effect to any amendment, modification or waiver thereof (or any amendment or modification of any defined term in the Credit Agreement that would directly or indirectly change the covenants set forth in such Section 6.12), unless such amendment, modification or waiver is consented to in writing by the Agent, the Required Financial Institutions and all LC Banks (in each case, in their capacities as such under the Receivables Purchase Agreement) (collectively, the “Consenting Parties”).
Effective as of February 27, 2023, Section 6.12 of the Credit Agreement was amended and restated to read as set forth on Exhibit A, attached hereto (the “Credit Agreement Amendment and Restatement”). The full text of the Credit Agreement Amendment and Restatement is available as Exhibit 10.1 to the Current Report on Form 8-K publicly filed by the Performance Guarantor on March 2, 2023.
If you consent to updating Section 7 of each Guaranty to refer to the Credit Agreement, as amended and restated as of February 27, 2023, please so indicate by executing where indicated, below, and delivering this signed letter to us at your earliest convenience. Upon receipt of the consent of the Consenting Parties, Section 7 of each Guaranty shall be deemed to refer to the Credit Agreement as amended and restated as of February 27, 2023.
If you have any questions or would like to discuss, please feel free to reach out to Scott Zimmerman at (###) ###-####, Jeff Cui at (###) ###-#### or Jeremy Sell at (###) ###-####.

Very truly yours,
CARDINAL HEALTH, INC.,
as Performance Guarantor
By: /s/ Scott Zimmerman
Name: Scott Zimmerman
Title: Treasurer

WELLS FARGO BANK, N.A.,
as a Financial Institution and as Managing Agent for WF’s Purchaser Group
By:     /s/ Ryan Tozier
Name: Ryan Tozier
Title: Managing Director

PNC BANK, NATIONAL ASSOCIATION,
as a Financial Institution and as Managing Agent for PNC’s Purchaser Group
By: /s/ Michael Brown
Name: Michael Brown
Title: Executive Vice President
PNC BANK, NATIONAL ASSOCIATION,
as an LC Bank
By: /s/ Michael Brown
Name: Michael Brown
Title: Executive Vice President

VICTORY RECEIVABLES CORPORATION,
as a Conduit
By: /s/ Kevin J. Corrigan
Name: Kevin J. Corrigan
Title: Vice President
MUFG BANK, LTD.,
as Related Financial Institution for Victory

By: /s/ Helen Ellis
Name: Helen Ellis
Title: Managing Director
MUFG BANK, LTD.,
as Managing Agent for Victory’s Purchaser Group
By: /s/ Helen Ellis
Name: Helen Ellis
Title: Managing Director
MUFG BANK, LTD.,
as Agent
By: /s/ Helen Ellis
Name: Helen Ellis
Title: Managing Director

LIBERTY STREET FUNDING LLC,
as a Conduit
By: /s/ Kevin J. Corrigan
Name: Kevin J. Corrigan
Title: Vice President
THE BANK OF NOVA SCOTIA,
as Related Financial Institution for Liberty Street and as Managing Agent for Liberty Street’s Purchaser Group
By: /s/ Doug Noe
Name: Doug Noe
Title: Managing Director

BANK OF AMERICA, NATIONAL ASSOCIATION,
as a Managing Agent and a Financial Institution

By: /s/ Ross Glynn
Name:    Ross Glynn
Title: Vice President

EXHIBIT A
THIRD AMENDED AND RESTATED FIVE-YEAR CREDIT
AGREEMENT

6.12    Consolidated Net Leverage Ratio.

The Company shall not permit the Consolidated Net Leverage Ratio as of the last day of any fiscal quarter of the Company (each such date, a “Test Date”) to be greater than 3.75 to 1.00; provided that if a Material Acquisition is consummated, then, upon written notice by the Company given to the Administrative Agent in the applicable Compliance Certificate, solely for the first four Test Dates occurring on or after the date such Material Acquisition is consummated, in lieu of the foregoing, the Company shall not permit the Consolidated Net Leverage Ratio on any such Test Date to be greater than 4.25 to 1.00 (each such period, a “Leverage Holiday”); and provided, further, if the Company requests a Leverage Holiday, then the Company shall not be permitted to request a subsequent Leverage Holiday until at least one full fiscal quarter has transpired thereafter where no Leverage Holiday was in effect at any time during such fiscal quarter.

A-7